SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Under Rule 14a-12

                            ISCO INTERNATIONAL, INC.
    ------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name Of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5) Total fee paid:

        ------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:  __________________________________________________
(2)  Form, Schedule or Registration Statement No.:  ____________________________
(3)  Filing Party:  ____________________________________________________________
(4)  Date Filed: _______________________________________________________________

                            [ISCO INTERNATIONAL LOGO]


451 Kingston Court
Mt. Prospect, Illinois  60056


                                                              November 17, 2003

Dear Stockholder:

     On behalf of the board of directors, I cordially invite you to attend the 2003 Annual Meeting of Stockholders of ISCO International, Inc., to be held on Monday, December 15, 2003, beginning at 1:00 p.m., local time, at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025.

     The matters that we expect will be acted upon at the meeting are described in the attached Proxy Statement and include:

     (1) To elect one Class I director to the Company's board of directors for a term of three (3) years and until his successor is duly elected and qualified;

     (2)  To approve the Company's 2003 equity incentive plan;

     (3) To ratify the appointment by the board of directors of Grant Thornton LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 2003; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE PROPOSALS IN THE PROXY STATEMENT.

     It is important that your shares be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope.

     Your vote is very important, regardless of the amount of stock that you own.

     We believe your support for the proposals described in the Proxy Statement is essential for us to continue with this program. Please return your proxy card as soon as possible.

                                                         Sincerely,



                                                         Dr. Amr Abdelmonem
                                                         Chief Executive Officer

                            [ISCO INTERNATIONAL LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 15, 2003


To the Stockholders of
ISCO International, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ISCO International, Inc. (the "Company"), a Delaware corporation, will be held at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025 beginning at 1:00 p.m., local time, for the following purposes:

     (1) To elect one Class I director to the Company's board of directors for a term of three (3) years and until his successor is duly elected and qualified;

     (2)  To approve the Company's 2003 equity incentive plan;

     (3) To ratify the appointment by the board of directors of Grant Thornton LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 2003; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The board of directors has fixed the close of business on October 24, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record of the Company as of the close of business on October 24, 2003 will be entitled to vote at the Annual Meeting. The Company will maintain a complete list of its stockholders entitled to vote at the Annual Meeting at its headquarters located at 451 Kingston Court, Mt. Prospect, IL for ten days prior to the date of the Annual Meeting. If the Company has to adjourn the Annual Meeting, then it will take action on the items described above on the date to which the Annual Meeting is adjourned.

                                                        By Order of the Board,
                                                        Frank Cesario, Secretary

Mt. Prospect, IL
November 17, 2003

                            [ISCO INTERNATIONAL LOGO]

                               451 KINGSTON COURT
                          MT. PROSPECT, ILLINOIS 60056


                                   -----------

                                 PROXY STATEMENT

                                   -----------

     The accompanying proxy is solicited on behalf of the board of directors of ISCO International, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, on December 15, 2003 at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025, and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about November 17, 2003.

     Record Date and Outstanding Shares. The board of directors has fixed the close of business on October 24, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, the Company had outstanding 148,124,927 shares of common stock, par value $.001 per share, including attached preferred stock purchase rights (the "common stock").

     Each of the outstanding shares of common stock is entitled to one vote on all matters to come before the Annual Meeting. As of the Record Date, none of the Company's preferred stock, par value $.001 per share, was outstanding.

     Voting of Proxies. Dr. Amr Abdelmonem and Mr. Frank Cesario, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the board of directors of the Company to serve in such capacity. Dr. Abdelmonem and Mr. Cesario are officers of the Company and Dr. Abdelmonem is also a member of the board of directors. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the board of directors contained in this Proxy Statement.

     Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     Required Vote. The affirmative vote of a plurality of the shares of common stock voted in person or by proxy is required to elect the nominee for director. The affirmative vote of a majority of the shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote on the matters is required to approve the Company's 2003 equity incentive plan and ratification of the appointment of Grant Thornton LLP as the Company's independent auditors.

     Quorum; Abstentions and Broker Non-Votes. A majority of the shares of common stock issued and outstanding as of the Record Date is required to transact business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

     Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors. In the case of the approval of the 2003 equity incentive plan and the ratification of the appointment of the independent auditors, abstentions will have the effect of votes against the proposal, but broker non-votes will have no effect on the outcome.

     Stockholder List. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing December 5, 2003 and continuing through the date of the Annual Meeting at the principal offices of the Company, 451 Kingston Court, Mt. Prospect, Illinois 60056.

                       Who Can Help Answer Your Questions?

     If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact our Corporate Secretary, Frank Cesario, 451 Kingston Court, Mt. Prospect, Illinois 60056, telephone (847) 391-9400.

                                  Annual Report

     The Company's Annual Report to Stockholders for the year ended December 31, 2002, accompanies this Proxy Statement.

                   A Warning About Forward-Looking Statements

     The Company makes forward-looking statements in this document. These forward-looking statements are subject to risks and uncertainties, including those that are enumerated under the heading "Risk Factors" in the Company's Annual Report to Stockholders on Form 10-K/A for the year ended December 31, 2002 and in the Company's other filings with the Securities and Exchange Commission and the uncertainty as to whether certain discussions by the Company will lead to, or result in consummation of any strategic business opportunities. Such risks and uncertainties could cause actual results to differ materially from those projected. Therefore, there can be no assurance that such statements will prove to be correct. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "plans," "believes," "anticipates," "expects" and "intends," or the negative of such terms and similar terminology. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated events.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The board of directors currently consists of six directors. Dan Gropper, who is currently a Class I director, will not be standing for re-election. Article Seven of the Certificate of Incorporation provides that the board of directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, one Class I director is to be elected for a term of three years expiring at the 2006 Annual Meeting of Stockholders. The board of directors recommends that the stockholders vote "FOR" the election of the nominee named in this Proxy Statement to continue to serve as directors of the Company. See "Nominee for Election" below.

     The Class II and Class III directors whose terms of office expire in 2004 and 2005, respectively, will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below. If at the time of the Annual Meeting a nominee should be unable or decline to serve, a proxy named on the proxy card accompanying this Proxy Statement will vote for such substitute nominee as the board of directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the board of directors, as the board of directors recommends. The board of directors has no reason to believe that the nominee will be unable or will decline to serve as a director if elected.

                              Nominee for Election

     The name of the nominee for the office of Class I director, together with certain information concerning such nominee, is set forth below:

Name                            Age    Position with the Company      Served as Director Since
----------------------------   -----   ---------------------------  ------------------------------
George M. Calhoun........        51    Director                                 1999

     Dr. Calhoun has served as a director since November 1999 and served as the Chief Executive Officer of the Company from November 1999 to June 2002 and as Chairman of the Board from November 2000 to September 2002. He has more than 20 years of experience in high-tech wireless systems development, beginning in 1980 as the co-founder of InterDigital Communications Corporation (Nasdaq: IDCC), where he participated in the development of the first commercial application of digital TDMA radio technology, and introduced the first wireless local loop system to the North American telecommunications industry. While at InterDigital, Dr. Calhoun held a number of executive positions, including Senior Vice-President of the North American business unit, Senior VP of technology & strategy, and President of IMM Technology, an intellectual property and licensing subsidiary. In 1992, Dr. Calhoun joined Geotek Communications to help lead its technology development program for a spread spectrum frequency hopping radio system for fleet applications. Dr. Calhoun was a Director and Vice-Chairman of Geotek (which filed for reorganization under Chapter 11 of the Federal Bankruptcy Code in 1998), and served as the Chairman of the company's engineering joint venture in Israel, PowerSpectrum Technologies, Ltd. until 1998. In 1998, Dr. Calhoun founded Davinci Solutions, LLC, a consulting firm focused on wireless and Internet technology companies. Dr. Calhoun is also Chairman of ExpertCall LLC, an Internet start-up focused on B2B customer care applications. He is the author of two technical books on digital wireless technology, and of the forthcoming Third Generation Wireless Systems: Volume I, Post-Shannon Architectures. Dr. Calhoun holds a Ph.D. in Systems Science from the Wharton School at the University of Pennsylvania, as well as a B.A. from the same university. Dr. Calhoun is a member of the board of directors of Airnet Communications Corp. (Nasdaq: ANCC).

                                 Other Directors

     The following persons will continue to serve as directors of the Company after the Annual Meeting until their respective terms expire (as indicated below) or until their successors are duly elected and qualified.

                                                                                    Served as             Term
Name                            Age        Position with the Company                Director Since        Expires
-----------------------------   -------    --------------------------------------   --------------        -------
Tom L. Powers............         67       Director                                       1996              2004
Amr Abdelmonem..............      38       Director, Chief Executive Officer              2002              2004
Stuart Chase Van Wagenen....      47       Chairman of the Board                          2001              2005
James J. Fuentes............      48       Director                                       2003              2005

     Mr. Powers has served as a director of the Company since October 1996. From 1993 to 1999, he was an Associate Director of the Advanced Manufacturing Center at New Mexico State University in Las Cruces, New Mexico. He is on the board of directors of Material Recovery of North America, a start up company in New Mexico, and is a consultant to a number of companies in the telecommunications industry. From 1989 to 1991, Mr. Powers was President of the cellular systems business unit of AT&T Network Systems Group, now known as Lucent Technologies, Inc. Under his leadership, the business unit became the market leader in wireless infrastructure equipment in the United States, opened markets internationally and introduced the industry's first digital cellular system. In 1983, he became Vice President of a joint venture between AT&T and Philips Telecommunications B.V. located in the Netherlands. He joined AT&T in 1958 as a member of the technical staff of Bell Laboratories and went on to management positions in consumer products, customer switching systems engineering and network planning. Mr. Powers holds a M.E.E. degree in Electrical Engineering for New York University and a B.S. degree in Electrical Engineering from the University of Arkansas. Mr. Powers is a member of the Compensation Committee and serves as its Chairman and is a member of the Audit Committee.

     Dr. Abdelmonem joined the Company in January 1995 as a Filter Engineer, and was promoted to Director of Engineering in August 1998, to Vice President of Development Engineering in March 1999, to Chief Technology Officer in December 1999 and to Chief Executive Officer in June 2002. Dr. Abdelmonem joined the Board of directors in July 2002. Before joining the Company, Dr. Abdelmonem was an engineer with Exxon Corporation in Egypt. Subsequently, he was affiliated with the University of Maryland in a number of research and teaching positions where much of his research focused on semi-conductor laser and advanced filter design. Dr. Abdelmonem earned his B.S. and M.S. degrees in Electrical Engineering from Ain-Shams University in Cairo, Egypt, and his Ph.D. from the University of Maryland. Much of his research focused on semi-conductor laser design, superconducting technology and advanced filter design. Dr. Abdelmonem is a Senior Member of the IEEE and has published numerous documents for industry conferences and trade journals. He holds five patents and has ten patent applications pending. Dr. Abdelmonem holds an executive M.B.A. from the University of Chicago.

     Mr. Van Wagenen was elected to the Board in August 2001 and became Chairman of the Board in September 2002. Mr. Van Wagenen is president and founder of Stuart Chase Properties, Inc., Cleveland, Ohio, a wealth management and trust advisory services firm. Mr. Van Wagenen has extensive investment and operating experiences, including the formation of Spectral Solutions, Inc. and its subsequent sale to the Company in June, 1999. His firm's client portfolios include diverse investments in real estate, technology, oil and gas, fast food restaurants, managed funds, publicly-traded securities, and other industries. He is a trustee of the Western Reserve Historical Society and Ronald McDonald House of Cleveland, Inc. Mr. Van Wagenen received his J.D. from Case Western Reserve University in 1981 and his B.A. from The Ohio State University. Mr. Van Wagenen is the Chair of the Audit Committee.

     Mr. Fuentes was elected to the Board in November 2003. He is Mr. Fuentes was elected to the Board in November 2003. He is Founder, President and CEO of Clarity Communication Systems, Inc., Aurora, Illinois, a wireless software and systems development company formed in 1998. Previously Mr. Fuentes served at Lucent Technologies (formerly AT&T Bell Labs) for ten years in various positions, most recently as a senior manager in software development. Prior to joining Bell Labs, Mr. Fuentes served four years at Northrop Defense Systems and six years in Advanced Development Projects (aka the "skunk works") at Lockheed Aircraft Company. Mr. Fuentes engineering experiences involve design and development of electronic counter-measures and stability and flight controls systems. He has six patents in the wireless telecommunications field and also received the Hispanic Engineer National Achievement Award for Technical Achievement in Industry in 1995. Currently Mr. Fuentes sits on the WESTEC Advisory Board. Mr. Fuentes is a long-time resident of Chicagoland. He received a B.S. degree majoring in Aeronautical Engineering with a second major in Computer Science from Embry-Riddle Aeronautical University. Mr. Fuentes is a member of the Audit Committee.

     Director Compensation. During 2002, the Company did not provide any cash compensation to its directors for their service on the board of directors. During 2002, each director of the Company who was not an employee of the Company (a "Non-Employee Director") participated in the Illinois Superconductor Corporation 1993 Stock Option Plan (the "1993 Plan"). The 1993 Plan provided for the automatic grant of non-qualified stock options ("NQSOs") to each Non-Employee Director who was re-elected or continued to serve as a director because his or her term had not expired in consideration of his or her service on the board of directors to purchase 40,000 shares of common stock at the reported closing price of the common stock on the date of each annual meeting of the stockholders of the Company, provided that no such automatic grant shall be made to a Non-Employee Director who was first elected to the board of directors at the first such meeting or was first elected to the board of directors within three months prior to such annual meeting. Such options vest monthly over a two year period from the date of grant.

     In addition, the 1993 Plan provided for the automatic grant of NQSOs to each Non-Employee Director who was appointed or continues to serve on a committee of the board of directors in consideration of his or her service on a committee to purchase 5,000 shares of common stock at the reported closing price of the common stock on the date of each annual meeting of the stockholders of the Company, provided that no such automatic grant shall be made to a Non-Employee Director who was first appointed to the committee within three months prior to such annual meeting. These stock options vest monthly over a two year period from the date of grant and expire ten years from the date of grant.

     Pursuant to the 1993 Plan, Messrs. Van Wagenen and Powers were each granted an option to purchase 40,000 shares of common stock on June 11, 2002 at an exercise price of $0.69. In addition, Messrs. Van Wagenen and Powers were granted options to purchase 5,000 shares of common stock on June 11, 2002 at an exercise price of $0.69 for their service on committees. In addition, each Non-Employee Director may was also eligible to receive additional stock options at the discretion of the board; provided, however, that during any calendar year, stock options for no more than 500,000 shares of common stock could have been granted to any individual Non-Employee Director. The terms of such discretionary stock option grants were to be determined by the board of directors.

     The 1993 Plan expired pursuant to its terms in August 2003 and no additional grants will be made pursuant to the plan, however, all options currently outstanding under the plan will remain outstanding in accordance with the terms of such options. The 2003 Equity Incentive Plan, which is described below in Proposal 2, does not provide for automatic grants to directors. However, the Board has established a compensation policy to provide that each Non-Employee Director who is re-elected or continues to serve as a director because his or her term had not expired shall be granted an option to purchase 50,000 shares of common stock at the reported closing price of the common stock on the date of each annual meeting of the stockholders of the Company, provided that no such automatic grant shall be made to a Non-Employee Director who was first elected to the board of directors at the first such meeting or was first elected to the board of directors within three months prior to such annual meeting. Such options vest monthly over a one year period from the date of grant.

     In addition, the current policy provides for the grant of NQSOs to purchase 25,000 shares of common stock to each Non-Employee Director who is appointed or continues to serve on the audit committee of the board of directors and the Chairman of the audit committee receives a grant of NQSOs to purchase 50,000 shares of common stock. Each Non-Employee Director who is appointed or continues to serve on the compensation committee of the board of directors receives a grant of NQSOs to purchase 10,000 shares of common stock and the Chairman of the compensation committee receives a grant of NQSOs to purchase 25,000 shares of common stock. The Chairman of the Board receives a grant of NQSOs to purchase 50,000 shares of common stock. These options are granted in consideration of such director's service on a committee or as Chairman. Each of the options are granted at the reported closing price of the common stock on the date of each annual meeting of the stockholders of the Company or on the date such director joins a committee or is named Chairman of such Committee, provided that annual grants are not made to a Non-Employee Director who was first appointed to the committee or as chairman within three months prior to such annual meeting. These stock options vest monthly over a one year period from the date of grant and expire ten years from the date of grant.

     The Company's directors and committee members received option grants as set forth above in August 2003 and will not receive additional grants on the date of the 2003 Annual Meeting.

     The Company began providing cash compensation to its directors for their service on the board of directors during 2003. Each Director receives an annual retention fee of $5,000 on the first business day of each fiscal year. In addition, the Chairman of the Board and the Chairman of the audit committee each receive additional $5,000 retention fee and the Chairman of the Compensation Committee receives a $1,000 retention fee.

     All Non-Employee Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

     Meetings. During the year ended December 31, 2002, the board of directors held 15 meetings. Each director attended at least 75% of the aggregate of the number of board meetings (during the period of his service as a director) and the total number of meetings of committees on which he served that were held (during the period of his service as a member of such committee) during 2002.

     Committees of the Board. The board of directors has established an Audit Committee and a Compensation Committee, each of which is comprised entirely of Non-Employee Directors. The Audit Committee consists of Mr. Van Wagenen (Chairman), Mr. Powers and as of November 2003, Mr. Fuentes. The Compensation Committee consists of Mr. Powers. The Company does not have a standing Nominating Committee.

     The Audit Committee generally has responsibility for selecting the Company's independent auditors, reviewing the plan and scope of the audit, approving any non-audit services provided by the Company's independent auditors, reviewing the Company's audit and control functions, oversight of the Company's insider trading policy and reporting to the full board of directors regarding all of the foregoing. The Audit Committee held 6 meetings in 2002. See "Report of the Audit Committee."

     The Compensation Committee generally has responsibility for recommending to the board of directors guidelines and standards relating to the determination of executive compensation, reviewing the Company's executive compensation policies and reporting to the full board of directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the Plan and reporting to the full board of directors regarding the foregoing functions. The Compensation Committee held 9 meetings in 2002. See "Report of the Compensation Committee".

Compensation Committee Interlocks and Insider Participation

     Howard S. Hoffmann and Tom L. Powers served as members of the Compensation Committee of the board of directors. Neither Mr. Hoffmann nor Mr. Powers currently serves as an officer of the Company. There are no compensation committee interlocks between the Company and any other entity involving the Company's or such entity's executive officers or board members. Mr. Hoffmann resigned from the Board in June 2003.

                               Executive Officers

     Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled "Election of Directors - Nominee for Election" or "- Other Directors." Biographical information for Dr. Abdelmonem is set forth above under "Other Directors."

Name                              Age                    Position with Company
----                              ---                    ---------------------
Frank Cesario                     34                     Chief Financial Officer

     Mr. Cesario joined the Company during August 2000 as Controller and served as Acting Chief Financial Officer from April 2002 until December 2002 when Mr. Cesario was named Chief Financial Officer. Previously, Mr. Cesario was Group Controller for copper and brass producer Outokumpu Copper, Inc. and subsidiaries, a U.S. group with approximately $500 million in annual revenue and owned by Helsinki-based Outokumpu Oyj. Mr. Cesario has an MBA (Finance) from DePaul University in Chicago, a B.S. in Accountancy from the University of Illinois, and began his career at KPMG Peat Marwick.

     The board of directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the board. See "Executive Compensation". The Company has entered into employment an employment agreement with Dr. Abdelmonem. There are no family relationships among any of the directors or executive officers of the Company.

            Section 16(a) Beneficial Ownership Reporting Compliance.

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2002, all of the Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons other than an option grant to Amr Abdelmonem which was subsequently reported on a Form 4 filing by Dr. Abdelmonem.

                 Executive Compensation and Certain Transactions

          The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2002, 2001 and 2000 of (i) each person who served as the Company's chief executive officer and (ii) the four most highly compensated executive officers whose salary and bonus for services rendered in all capacities to the Company for the fiscal year ended December 31, 2002 exceeded $100,000 (collectively, the "Named Executive Officers").

Summary Compensation Table

                                     Annual Compensation             Long-Term Compensation Awards
                               ---------------------------------    -------------------------------
                                                                       Restricted        Securities
Name and Principal                                                        Stock          Underlying          All Other
Position                         Year        Salary        Bonus          Awards           Options          Compensation
-----------------------------    ----       --------       -----      -----------        -----------        ------------
George M. Calhoun (1)            2002       $158,653         --                --                --                   --
Chief Executive Officer          2001        247,115         --                --         1,200,000                   --
                                 2000        163,288         --                --           500,000                   --
                                                                                                                      --
Amr Abdelmonem (2)               2002        207,194         --                --         1,050,000
Chief Executive Officer          2001        210,159         --                --           800,000                   --
                                 2000        138,661         --       $502,440(3)           280,000                   --
                                                                                                                      --
Frank Cesario  (4)               2002        102,000         --                --            30,000
Chief Financial Officer          2001             --         --                --                --                   --
                                 2000             --         --                --                --                   --

Dennis M. Craig (5)              2002        160,000         --                --                --                   --
Vice President/General           2001        160,385         --                --           150,000                   --
Manager                          2000        150,000         --       $502,440(3)           205,000                   --

Charles F. Willes (6)            2002        173,076         --                --                --                   --
Chief Financial Officer          2001        200,000         --                --           800,000                   --
                                 2000         66,346         --                --           300,000                   --

Roger Boivin (7)                 2002        180,649         --                --                --                   --
President and Chief              2001             --         --                --                --                   --
Operating Officer                2000             --         --                --                --                   --

1) Dr. Calhoun commenced employment with the Company in November 1999 and served as Chief Executive Officer until June 2002.
2)   Dr. Abdelmonem was named Chief Executive Officer in June 2002.
3) Based on 120,000 shares granted to each of Mr. Craig and Dr. Abdelmonem and the closing price of the common stock ($4.187) on the date of grant, February 15, 2000. The value of these shares at December 31, 2002, based on a closing price of $0.32 on that date, was $38,400. Dr. Abdelmonem's shares vest at the rate of 25% on the first anniversary of the date of the grant and monthly thereafter, over a three year period and Mr. Craig's shares vest at the rate of 10%, 20%, 30% and 40% on the first, second, third and fourth anniversary, respectively, of the date of the grant. If any dividends are paid on the common stock, such dividends also would be paid on the restricted shares granted to each Named Executive Officer.
4)   Mr. Cesario was named Chief Financial Officer in December 2002.
5)   Mr. Craig's employment with the Company ended in September 2003.
6) Mr. Willes commenced employment with the Company in July 2000 and his employment with the Company ended in April 2002. Mr. Willes was paid $100,000 in severance under the terms of an agreement with the Company. The agreement also provided that 550,000 options exercisable at prices between $1.20 to $1.94 which would have vested by April 12, 2003 vested as of April 12, 2002 and will remain exercisable through April 12, 2004.
7) Mr. Boivin commenced employment with the Company in October 2001 and his employment with the Company ended in September 2002.

Option Grants In 2002

     The following table contains information concerning the grant of stock options by the Company to the Named Executive Officers during 2002. There were no stock appreciation rights granted in 2002. Information provided in this table is as of December 31, 2002.

                                                                                        Potential Realizable Value at
                             Number of       Percent of                                    Assumed Annual Rates of
                            Securities      Total Options                                Stock Price Appreciation for
                            Underlying       Granted to     Exercise                           Option Term (1)
                              Options       Employees in    Price        Expiration     -----------------------------
Name                          Granted        Fiscal Year    Per Share       Date            5%               10%
--------------------------  ----------      -------------   ---------    ----------     -----------       -----------
Amr Abdelmonem                150,000         7.8%           $0.81       4/1/2012          $33,568           $76,410
                              900,000        47.1%           $0.11     12/30/2012         $201,409          $458,464

(1) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realize value are prescribed by the Securities and Exchange Commission rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of the common stock and the option holder's continued employment throughout the vesting period.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides information concerning the Named Executive Officers' unexercised options at December 31, 2002. None of the Named Executive Officers held or exercised any stock appreciation rights, during 2002.

                             Shares                         Number of Securities               Value of Unexercised
                            Acquired       Value           Underlying Unexercised                  In-The-Money
                               On         Realized               Options at                         Options at
Name                      Exercise (#)     ($)(1)             December 31, 2002                  December 31, 2002
----                      ------------    --------      ------------------------------     -----------------------------
                                                        Exercisable      Unexercisable     Exercisable     Unexercisable
                                                        -----------      -------------     -----------     -------------
George M. Calhoun                   --          --          770,833                 --              --               --
Amr Abdelmonem                      --          --        1,459,200            754,229        $189,000               --
Dennis M. Craig                     --          --          392,292            236,708              --               --
Frank Cesario                       --          --           24,792             30,208              --               --
Charles F. Willes                   --          --          550,000                 --              --               --
Roger Boivin                        --          --               --                 --              --               --

---------------------

(1) The value per option is calculated by subtracting the exercise price from the closing price of the common stock on the American Stock Exchange on December 31, 2002 (the last trading day in 2002) of $0.32.

Ten Year Option Repricing

     In February 2001, the Company lowered the exercise price of all options granted to employees and directors of the Company under the Plan during the calendar year of 2000 that had an exercise price above $1.94. The options subject to this repricing allowed for the purchase of up to an aggregate of 2,676,000 shares of the Company's common stock and included options granted to those persons listed below. The Company's board of directors lowered the exercise price of these options because at the time of repricing, the options no longer provided an incentive to the option holders due to the difference between the exercise price of the options and the market price of the Company's common stock arising from to the significant volatility of the Company's share price during 2000.

     In April 2002, the Company lowered the exercise price of all outstanding options granted to employees (other than Mr. Calhoun) that had an exercise price above $0.81. The Company also lowered the exercise price of all options granted to directors (including Mr. Calhoun but excluding Mr. Brodsky) that had an exercise price above $1.00. The options subject to this repricing allowed for the purchase of up to an aggregate of 2,967,700 shares of the Company's common stock and included options granted to those persons listed below. The Company's board of directors lowered the exercise price of these options in order to provide additional incentive to the option holders due to the difference between the exercise price of the options and the market price of the Company's common stock arising from to the significant volatility of the Company's share price during 2001 and the first half of 2002.

     The following table provides more information concerning the repricing of the above described options.

                                    Number of                                                           Length of
                                    Securities      Market Price                                        Original Option
                                    Underlying      of Stock at                                         Term Remaining
Name and Principal      Date of     Options         Time of         Exercise Price at   New Exercise    at Date
Position                Repricing   Repriced        Repricing       Time of Repricing   Price           of Repricing
------------------      ---------   ----------      ------------    -----------------   ------------    ---------------
Amr Abdelmonem            4/1/02         600            $0.78              $6.75             $0.81           3 years
Chief Executive                         1,489                             $10.50                             3 years
Officer (1)                               50                              $11.75                             4 years
                                        4,000                             $17.50                             4 years
                                         100                              $16.00                             4 years
                                         100                              $18.25                             4 years
                                         550                              $26.50                             4 years
                                         686                              $18.00                             5 years
                                        2,083                              $1.38                             6 years
                                         667                               $1.13                             7 years
                                       180,000                             $1.94                             8 years
                                       100,000                             $1.34                             9 years
                                       800,000                             $1.94                             9 years
George Calhoun            4/1/02       400,000          $0.78              $1.94             $1.00           9 years
Chief Executive                        270,833                             $1.94                             8 years
Officer (2)
Frank Cesario             4/1/02        25,000          $0.78              $1.94             $0.81           8 years
Chief Financial                         30,000                             $1.35                             9 years
Officer
Dennis Craig              4/1/02        25,000          $0.78             $18.50             $0.81           5 years
Vice President /                        70,000                             $1.69                             6 years
General Manager                        205,000                             $1.94                             8 years
(3)                                    150,000                             $1.94                             9 years
George M. Calhoun         2/5/01       500,000          $1.94              $6.61             $1.94           9 years
Chief Executive
Officer (2)
Amr Abdelmonem            2/5/01       180,000          $1.94              $4.91             $1.94           9 years
Chief Executive
Officer (1)
Charles F. Willes         2/5/01       200,000          $1.94              $4.75             $1.94           9 years
Chief Financial
Officer (4)

                                    Number of                                                           Length of
                                    Securities      Market Price                                        Original Option
                                    Underlying      of Stock at                                         Term Remaining
Name and Principal      Date of     Options         Time of         Exercise Price at   New Exercise    at Date
Position                Repricing   Repriced        Repricing       Time of Repricing   Price           of Repricing
------------------      ---------   ----------      ------------    -----------------   ------------    ---------------
Dennis M. Craig           2/5/01       205,000          $1.94              $4.19             $1.94           9 years
Vice President /
General Manager (3)
Shawn P. Doyle            2/5/01       350,000          $1.94              $3.25             $1.94           9 years
Executive Vice
President, Commercial
Division (5)
Richard Herring           2/5/01       350,000          $1.94              $3.25             $1.94           9 years
Chief Operating
Officer (6)

(1)  Dr. Abdelmonem was named Chief Executive Officer in June 2002.
(2)  Dr. Calhoun served as Chief Executive Officer until June 2002.
(3)  Mr. Craig's employment with the Company ended in September 2003.
(4)  Mr. Willes's employment with the Company ended in April 2002.
(5)  Mr. Doyle's employment with the Company ended in July 2001
(6)  Mr. Herring's employment with the Company ended in April 2001.

Employment Agreements.

     The Company has an employment agreement with Amr Abdelmonem dated as of January 1, 2001 to be Chief Technology Officer of the Company. Dr. Abdelmonem subsequently became the Chief Executive Officer of the Company in June 2002. The agreement is for a term of three years, with one year renewal options. Dr. Abdelmonem is paid an annual salary of $200,000 and is paid a severance of one year's salary if (i) the Company terminates his employment without Cause (as defined in the agreement) or (ii) Dr. Abdelmonem terminates his employment for Good Reason (as defined in the agreement), which such severance is offset by any income received by Dr. Abdelmonem during the severance period. His severance is increased to two years salary in the case of a change in control (as defined in the agreement) of the Company and a termination as described previously. Dr. Abdelmonem also receives a severance of six months salary if his employment contract expires without renewal. Dr. Abdelmonem's agreement includes a provision for a bonus to be paid at the discretion of the board of directors and certain non-competition, non-solicitation, assignment of invention and confidentiality provisions.

     In December 2002, the Board of Directors authorized a bonus pool of up to $300,000 in which all officers, including Dr. Abdelmonem and Mr. Cesario, shall be eligible to participate in the event that the Company achieves two consecutive quarters of positive cash flow results after taking into account the payment of such bonuses. In the event the condition is achieved, the amount Dr. Abdelmonem and Mr. Cesario may receive from such pool shall be determined in the discretion of the Board.

Certain Business Relationships.

     During April 2002, the Company entered into an agreement with Mr. Willes related to Mr. Willes' separation from employment with the Company. Pursuant to the terms of the agreement, Mr. Willes resigned from his employment with ISCO effective April 12, 2002 and released the Company from any and all claims, including, but not limited to any and all claims relating to or in any way arising out of any aspect of Mr. Willes' employment relationship and / or his separation from employment with the Company. Mr. Willes was paid $100,000 in severance under the terms of the agreement and the Company also paid Mr. Willes' health and other insurance benefits (other than disability insurance benefits) through October 31, 2002. The agreement also provided that 550,000 options which would have vested by April 12, 2003 vested as of April 12, 2002 and will remain exercisable through April 12, 2004.

     During June 2002 the Company engaged Nightingale & Associates, LLC to provide management consulting services. The Company paid $87,765 for such consulting services during 2002. Mr. Hoffmann, a former director of the Company, is a principal of Nightingale.

     During October 2002, the Company entered into an Uncommitted Line of Credit with its two largest shareholders, an affiliate of Elliott Associates, L.P. (Manchester Securities Corporation) and Alexander Finance, L.P. This line provided that up to $4 million may be borrowed by the Company, with $1 million borrowed during October 2002 upon completion of the transaction. $1 million was borrowed during November 2002, an additional borrowing of $1 million occurred in March 2003, $300,000 was borrowed in July 2003 and $700,000 was borrowed in August 2003.

     Borrowings on this line bear an interest rate of 9.5% and are collateralized by all the assets of the Company. Outstanding loans under this agreement would be required to be repaid on a priority basis should the Company receive new funding from other sources. Additionally, the lenders are entitled to receive warrants to the extent funds are drawn down on the line. The warrants bear a strike price of $0.20 per share of common stock and expire on April 15, 2004. The credit line matures and is due, including accrued interest thereon, on March 31, 2004. Warrants to purchase 10 million shares of common stock were issued in connection with the borrowings under the line of credit during the year ended December 31, 2002. No warrants were issued in connection with the March 2003, July 2003 or August 2003 borrowings under the line of credit. Therefore, 10 million warrants were issued as a result of this transaction, presuming certain antidilutive features are not triggered.

     The line of credit was subsequently amended in October 2003 to reflect: (i) an increase in the aggregate commitment of the Lenders to from $4,000,000 to $6,000,000; (ii) the elimination of warrant issuances from future drawdowns;
(iii) interest on future loans will bear interest at the rate of 14% per annum;
(iv) that future loans mature on October 31, 2004; (v) and that future loans be subject to the discretion of the Lenders. The Company borrowed $1,000,000 from the line of credit agreement upon execution of the amendment. This line is uncommitted, such that each new borrowing under the facility would be subject to the approval of the lenders. If approved by the lenders, the Company may borrow up to an additional $1 million.

          THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 15 WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                  Report of the
                             Compensation Committee

     The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) providing executives with both cash and equity incentives to further the interests of the Company and its stockholders, (ii) compensating them at appropriate levels with a recognition of compensation levels of executive officers at other high technology companies at a comparable stage of development, and (iii) attracting, rewarding and retaining outstanding executive officers to the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, the Company grants stock options, from time to time in its discretion, to base potential compensation on stockholder return and to provide for compensation based upon the common stock performance over time. The Compensation Committee also recommends stock option grants to non-executive employees of the Company so as to encourage a team approach towards the success of the Company to the benefit of the stockholders.

     The Compensation Committee recommended to the board of directors the terms of the employment agreements with Dr. Abdelmonem. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at high technology companies at a comparable stage of development, including other publicly held companies that are developing competitive products, and the Company's general compensation practices.

     Discretionary bonuses for each of the Company's executive officers are based on achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. After considering the status of the Company's finances, the board of directors did not award a bonus to Dr. Calhoun, Dr. Abdelmonem nor to any other officer for 2002. Furthermore, no raises in salary were approved for Executive Officers in 2002 other than Mr. Cesario who received a salary increase when he was appointed Chief Financial Officer in December 2002.

     The Compensation Committee typically recommends the grant of stock options to executive officers and other employees with the purpose of aligning the executive officers and other employees with the interests of stockholders and encouraging a long-term focus in managing the Company. From time to time, the Compensation Committee evaluates this policy in light of the market and competitive factors. The exercise price of these stock options is generally the fair market value of the common stock on the dates of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In recommending stock option grants to executives under the Plan, the Compensation Committee considers a number of factors, including the performance of the executive, achievement of goals, the responsibilities of the executive, review of compensation of executives in high technology companies at a comparable stage of development, and review of the number of stock options each executive currently possesses. Stock options were granted by the board of directors to Dr. Abdelmonem in April and December 2002, however no other executive officers received option grants in 2002.

     Compensation of Chief Executive Officer. Dr. George Calhoun was appointed as Chief Executive Officer in November 1999 and served as Chief Executive Officer until July 2002. His compensation package of salary, stock options and bonus potential was determined by establishing a base competitive with those paid by other high-tech wireless systems technology companies. A base salary of $250,000 was determined for Dr. Calhoun for 2000 and continued through 2001 and 2002 without a raise. A bonus potential up to 50% of his base salary is contingent upon achieving corporate and individual performance goals set by the board of directors. In addition, a grant of options to purchase common stock for 1,200,000 shares was approved in February 2001. These grants were designed to provide Dr. Calhoun with a continuing incentive to remain with the Company and contribute to corporate success.

     Dr. Abdelmonem was appointed as Chief Executive Officer in July 2002. His compensation package of salary, stock options and bonus potential was not changed from the compensation he received as the Company's Chief Technology Officer. A base salary of $200,000 was therefore continued for Dr. Abdelmonem for the remainder of 2002 and continued through 2003 without a raise. In addition, a grant of options to purchase common stock for 150,000 and

900,000 shares was approved in April and December 2002. These grants were designed to provide Dr. Abdelmonem with a continuing incentive to remain with the Company and contribute to corporate success.

     In December 2002, the Board of Directors authorized a bonus pool of up to $300,000 in which all officers, including Dr. Abdelmonem and Mr. Cesario, shall be eligible to participate in the event that the Company achieves two consecutive quarters of positive cash flow results after taking into account the payment of such bonuses. In the event the condition is achieved, the amount Dr. Abdelmonem and Mr. Cesario may receive from such pool shall be determined in the discretion of the Board.

     Compliance with Section 162(m). The Compensation Committee generally intends for compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes. However, this limitation does not apply to performance-based compensation, provided that certain conditions are satisfied. Although the Company's policy is generally to preserve the federal income tax deductibility of compensation paid, the Compensation Committee retains the authority to approve payments that may not be deductible if it believes that such payments are in the best overall interests of the Company and its stockholders.

     Option Repricing. In April 2002, the board of directors, upon recommendation of the Compensation Committee reduced the exercise price of all outstanding options granted to employees (other than Mr. Calhoun) that had an exercise price above $0.81. The Company also lowered the exercise price of all options granted to directors (including Mr. Calhoun but excluding Mr. Brodsky) that had an exercise price above $1.00. The options were repriced to $0.81, which was higher than the closing price of the Company's common stock on the OTC Bulletin Board closing price of $0.78 on the date of the repricing. This action was taken in order to provide additional incentive to the option holders due to the difference in price between the exercise price and the market price of the Company's common stock arising from the significant volatility of the Company's share price during 2001 and the first half of 2002. The table set forth under "Ten Year Option" provides more information on the repricing of such options.

                                           Member of the Compensation Committee:




                                           Tom L. Powers (Chairman)

November 17, 2003

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                  Report of the
                                 Audit Committee

     The Audit Committee of the board of directors is composed of three non-employee directors. The role of the Audit Committee is to assist the board of directors in its oversight of the Company's financial reporting process. The board of directors, in its business judgment, has determined that each member of the audit committee is "independent" as defined in Rule 121A of the listing standards of The American Stock Exchange. The Committee operates pursuant to a charter that was last amended and restated by the Board on November 5, 2003, a copy of which is attached to this Proxy Statement as Appendix B. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements with management and its independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent".

     Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission.

                                              Members of the Audit Committee


                                              Tom Powers
                                              Stuart C. Van Wagenen (Chairman)
November 17, 2003

                                Performance Graph

     Set forth in this section is a line graph comparing the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Market Index, the American Stock Exchange ("AMEX") Index, the JP Morgan H&Q Technology Index and the Nasdaq Telecommunications Index for the fiscal period of five years commencing December 31, 1997 and ending December 31, 2002. The graph and table assume that $100 was invested on December 31, 1997 in the Company's common stock, the Nasdaq Market Index, the AMEX index, the JP Morgan H&Q Technology Index and the Nasdaq Telecommunications Index, and that all dividends were reinvested. The AMEX index is included because on June 7, 2003, the Company's common stock began trading on The American Stock Exchange
(AMEX) under the symbol "ISO." Prior to this date, the Company's common stock was traded on the OTC Bulletin Board under the symbol "ISCO." The JP Morgan H&Q Index was discontinued during 2002. Accordingly, the Company has selected the Nasdaq Telecommunications Index as a replacement for the discontinued index. This data was furnished by publicly available sources.

The Indices have been selected because the Company has been unable to identify a peer group of companies for comparison. No single public or private company has a comparable mix of technologies under development or products which serve the same markets as the Company.

[REPRESENTATION OF LINE CHART]

                                                                       H&Q             NASDAQ
                     ISCO          NASDAQ            AMEX             INDEX           Telecom
                   --------       --------         --------          -------          --------
12/31/1997         $ 100.00       $ 100.00         $ 100.00          $ 100.00         $ 100.00
12/31/1998         $  55.25       $ 139.63         $ 100.64          $ 155.55         $ 241.58
12/31/1999         $ 108.84       $ 259.13         $ 128.10          $ 347.38         $ 431.01
12/31/2000         $  77.90       $ 157.32         $ 131.13          $ 224.57         $ 183.57
12/29/2001         $  44.20       $ 124.20         $ 123.81          $ 155.23         $ 122.88
12/31/2002         $  17.68       $  85.05         $ 120.42               NA          $  38.77

                                   PROPOSAL 2

                                 APPROVAL OF THE

               ISCO INTERNATIONAL, INC. 2003 EQUITY INCENTIVE PLAN

     On November 5, 2003, the board of directors adopted, subject to stockholder approval, the ISCO International, Inc. 2003 Equity Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to enable the Company to recruit and retain highly qualified employees, directors and consultants and to provide those employees, directors and consultants with an incentive for productivity and an opportunity to share in the growth and value of the Company. The Incentive Plan provides for the award of restricted shares of common stock, incentive stock options, non-qualified stock options and stock appreciation rights with respect to shares of common stock, to our employees, directors, consultants and other individuals who perform services for us.

     The Incentive Plan replaces the 1993 Stock Option Plan which terminated in August 2003. At the time the 1993 Stock Option Plan terminated, awards had not been granted with respect to 5,038,994 of the 14,011,468 shares authorized for issuance under that plan. The board of directors believes that a new stock incentive plan is needed in order to (i) attract and retain qualified engineering, technical and administrative personnel, as well as Non-Employee Directors, in the face of an increasingly competitive hiring environment; (ii) encourage the acquisition by key employees and Non-Employee Directors of a proprietary interest in the Company; (iii) fashion attractive incentive awards based upon the performance of the Company and the price for the common stock; and (iv) better align the interests of employees, consultants and Non-Employee Directors with the interests of the Company's stockholders.

     The Company believes that its growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved in part through the grant of stock-based awards. The Company also believes that stock-based awards will play an important role in our success by encouraging and enabling the directors, officers and other employees of the Company -- upon whose judgment, initiative and efforts the Company depends -- to acquire a proprietary interest in the Company's long-term performance. The Company anticipates that providing these persons with a direct stake in the Company will ensure a closer identification of the interests of the participants in the Incentive Plan with those of the Company, thereby stimulating the efforts of these participants to promote our future success and strengthen their desire to remain with the Company. The Company believes that the adoption of the Incentive Plan will help the Company accomplish these goals and will keep the Company's equity incentive compensation in line with that of other companies comparable to the Company.

     Vote Required. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the adoption of the ISCO International, Inc. 2003 Equity Incentive Plan.

     Recommendation of the Board of Directors. The board of directors recommends that the stockholders vote "FOR" the adoption of the ISCO International, Inc. 2003 Equity Incentive Plan.

     The summary of the Incentive Plan provided below is qualified in its entirety by the provisions contained in the Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A. The essential features of the Incentive Plan are outlined below:

     The maximum number of shares of common stock with respect to which awards may be made under the Incentive Plan is 5,038,994. No Participant will receive an award of stock options or stock appreciation rights under the Incentive Plan with respect to more than 2,000,000 shares of common stock in any calendar year. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event, adjustments may be made at the board of directors' discretion to the number of shares reserved for issuance under the Incentive Plan, to the limit on the number of shares that may be subject to stock options or stock appreciation rights granted to a single person in any calendar year and to the number, kind and price of shares covered by outstanding awards. Shares subject to forfeited, cancelled or expired awards will again become available for issuance under the Incentive Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the Incentive Plan will again become available for issuance under the Incentive Plan.

     The board of directors, or a committee appointed by the board of directors, administers the Incentive Plan. Under the terms of the Incentive Plan, the committee must consist of two or more non-employee directors. The board of directors or the appointed committee interprets the Incentive Plan, selects award recipients, determines the number of shares subject to each award and establishes the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the Incentive Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the board of directors or the appointed committee deems relevant.

     The Incentive Plan has no specified term, although incentive stock options will not be granted more than 10 years after the adoption of the Incentive Plan.

     Stock Options. The Incentive Plan permits the grant of incentive stock options to our employees and the employees of our subsidiaries. The Incentive Plan also provides for the grant of non-qualified stock options to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any incentive stock options granted under the Incentive Plan may not be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Incentive Plan may be exercised by payment in cash or through an exchange for shares of common stock owned by the option holder for more than six months that have a fair market value on the date of exercise equal to the option exercise price.

     Under the Incentive Plan, each option is exercisable at such time and to such extent as specified in the pertinent option agreement between the Company and the option recipient. However, no option shall be exercisable with respect to any shares of common stock more than ten years after the date of such award. Unless otherwise specified by the board of directors or the appointed committee with respect to a particular option, all options are non-transferable, except upon death.

     Upon or in anticipation of a change of control of the Company, the board of directors or the appointed committee, may: (i) cause outstanding options to become immediately exercisable, (ii) provide for the cancellation of options in exchange for comparable options to purchase shares in a successor corporation, and/or (iii) provide for the cancellation of options in exchange for a cash and/or other substitute consideration.

     Stock Appreciation Rights. The Incentive Plan also provides for the grant of stock appreciation rights, either alone or in tandem with stock options. A stock appreciation right entitles its holder to a cash payment of the excess of the fair market value of our common stock on the date of exercise, over the fair market value of our common stock on the date of grant. A stock appreciation right issued in tandem with a stock option will have the same term as the stock option. The term of a stock appreciated right granted alone, without an option, will be established by the board of directors or the appointed committee, in the award agreement governing the stock appreciation right.

     Upon or in anticipation of a change of control of the Company, the board of directors or the appointed committee, may: (i) cause outstanding stock appreciation rights to become immediately exercisable, and/or (ii) provide for the cancellation of stock appreciation rights in exchange for a cash and/or other substitute consideration.

     Restricted Shares. The Incentive Plan also provides for the grant of restricted shares. Restricted shares are shares of our common stock issued to an individual that will be forfeited to us if certain vesting conditions established by the board of directors or the appointed committee at the time of grant (such as a specified period of continued employment or the fulfillment of specified individual or corporate performance goals) are not met. Restricted shares may be sold under the Incentive Plan (at their full value or at a discount), or may be granted solely in consideration for services.

     Upon or in anticipation of an event of a change of control of the Company, the board of directors or the appointed committee may: (i) cause restrictions on restricted shares to lapse, (ii) cancel restricted shares in exchange for restricted shares of a successor corporation, and/or (iii) redeem restricted shares for cash or other substitute consideration.

     Effect of Federal Income Taxation. Stock options granted under the Incentive Plan may be either incentive stock options intended to qualify under
Section 422 of the Code ("ISOs") or NQSOs. The following summary of tax consequences with respect to stock options, stock appreciation rights and restricted shares that may be granted under the Incentive Plan is not comprehensive and is based upon laws and regulations in effect on the date of this proxy. Such laws and regulations are subject to change.

     There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Internal Revenue Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize ordinary income and the Company will then be entitled to a tax deduction equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain.

     On exercise of a NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as ordinary income and will generally be deductible by the Company. The dispositions of shares acquired upon exercise of a NQSO will generally result in a capital gain or loss for the option holder, but will have no tax consequence for the Company.

     Under federal tax law, there are generally no federal income tax consequences to an employee of the Company due to the grant of stock appreciation rights. The employee will generally recognize ordinary income upon exercise of a stock appreciation right in an amount equal to the amount of cash, or the fair market value of the shares (determined at the time of exercise), the employee receives upon exercise.

     Under federal tax law, in the absence of an election made under section 83(b) of the Internal Revenue Code, there are generally no federal income tax consequences to an employee of the Company due to the grant of restricted shares. The employee will generally recognize ordinary income upon the date on which the shares are no longer subject to a substantial risk of forfeiture. The amount of income recognized by the employee will be equal to the excess of the fair market value of the shares on the date on which they are first free from the substantial risk of forfeiture over the amount, if any, the employee paid for the shares. The Company will be entitled to a deduction in the same amount at that time. The employee will have a basis in the shares equal to the amount, if any, he or she paid for the shares plus the amount of income he or she recognized in respect of the shares. The later disposition of restricted shares will generally result in a capital gain or loss for the employee. Such a disposition will have no tax consequences for the Company.

     The tax treatment of restricted shares is different if the employee makes an election under section 83(b) of the Internal Revenue Code with respect to the restricted shares. If an employee makes such an election, he will recognize compensation income, and the Company will be entitled to a deduction, at the time the employee receives the restricted shares, even though the shares remain subject to a substantial risk of forfeiture. The amount of income to be recognized by the employee, and deducted by the Company, will be the excess of the fair market value of the restricted shares determined at the time of the employee's receipt of the shares, (without regard to the restrictions to which the shares are subject), over the amount, if any, the employee paid for the shares. The employee will have a basis in the shares equal to the sum of the amount of income recognized in respect of the shares plus the amount, if any, the employee paid for the shares. The later disposition of restricted shares will generally result in a capital gain or loss for the employee. Such a disposition will have no tax consequences for the Company. An election under section 83(b) must be made by the employee no later than 30 days after the employee first receives the restricted shares.

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer of the Company or to one of the next-four highest paid executive officers of the Company, unless the excess compensation is considered to be "performance-based." Among other requirements contained in Section 162(m), the material terms of a compensation plan in which such officers participate, including the number of shares available for grant and the number of shares that may be issued to one person, must be approved by stockholders for awards or compensation provided under the plan to be considered "performance-based." The Company intends that its deductions for amounts paid pursuant to ISOs, NQSOs and stock appreciation rights granted under the Incentive Plan will not be limited by Section 162(m) because such awards qualify as performance-based compensation. However, restricted shares awarded under the Incentive Plan may not qualify as performance-based compensation for purposes of 162(m) and therefore, may be subject to the limits of Section 162(m).

     If a disqualified individual (i.e., an officer, stockholder or highly compensated individual) receives any payments or rights which are contingent upon a "change in control", such payments may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. A disqualified individual will be subject to an excise tax (in addition to ordinary income tax liability) on the amount of such excess parachute payments and the Company will not be allowed to deduct such excess parachute payments. A portion of the payments under the Incentive Plan will be considered contingent on a change in control to the extent that the change in control accelerates the vesting of options, stock appreciation rights or restricted shares.

Equity Compensation Plan Information

     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our 1993 Plan as of December 31, 2002. The table does not include the additional shares requested for issuance under the 2003 Equity Incentive Plan in this Proposal 2.

                                                                                           Number of Securities
                                                                                          remaining available for
                            Number of Securities             Weighted-average              future issuance under
                              to be issued upon              exercise price of              equity compensation
                           exercise of outstanding         outstanding options,         plans (excluding securities
    Plan Category       options, warrants and rights        warrants and rights         reflected in second column)
    -------------       ----------------------------        -------------------         ---------------------------
Equity compensation
plans approved by                 7,884,863                        $0.96                       5,398,673 (1)
securityholders

Equity compensation
plans not approved by                --                             --                              --
securityholders

Total                             7,884,863                        $0.96                       5,398,673 (1)

     (1)  The 1993 Plan terminated in August 2003.

                                   PROPOSAL 3

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The board of directors, upon the recommendation of the Audit Committee, has appointed Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, as auditors of the Company's financial statements for 2003. Grant Thornton has acted as auditors for the Company since December 2000.

     The board of directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the board of directors' appointment of Grant Thornton. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Grant Thornton, the board of directors will interpret this as an instruction to seek other auditors.

     Grant Thornton has examined the financial statements of the Company for the year December 31, 2002 The Company expects representatives of Grant Thornton to be present at the Annual Meeting and to be available to respond to appropriate questions from stockholders. The representatives of Grant Thorton will have the opportunity to make a statement at the meeting if they desire to do so.

     Fees Paid to Independent Accountants
     ------------------------------------

Audit Fees (1)..................................................................   $ 111,819
Financial Information Systems Design and Implementation Fees....................   $0
All Other Fees (2)..............................................................   $ 28,205
Total...........................................................................   $140,024

-----------------------
(1) Audit fees billed by Grant Thornton LLP consisted of the examination of the Company's annual report on Form 10-K and review of other Company filings with the Securities and Exchange Commission.
(2) "All Other Fees" by Grant Thornton LLP for non-audit services were tax related services.

     Pursuant to the adoption of the revised Audit Committee Charter (which is attached to this proxy as Appendix A), the Board of Directors has adopted a revised policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company's independent auditors.

                  Recommendation of the Board. The board of directors recommends that the stockholders vote "FOR" the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company's financial statements for the fiscal year ending December 31, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information regarding the beneficial ownership of Common Sock as of April 1, 2003, except as otherwise indicated in the relevant footnote, by (1) each person or group that the Company knows beneficially owns more than 5% of common stock, (2) each of the Company's directors and the director nominee, (3) the Named Executive Officers, and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o the Company at its principal executive offices.

                  The percentages of beneficial ownership shown below are based on 148,624,927 shares of common stock outstanding as of October 31, 2003, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the exercise of stock options and/or warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

                                                                 Number of Shares
                                                                  of common stock
                                                                   Beneficially              Percent of
 Beneficial Owner                                                     Owned                    Class
 ----------------                                                ----------------            ----------
 5% Stockholders
 ---------------

 Alexander Finance, LP ........................................     46,437,079       (1)        31.24%
 Elliott Associates, L.P. .....................................     20,380,238       (2)        13.71
 Elliott International, L.P. ..................................     17,567,089       (2)        11.82

 Directors and Named Executive Officers
 --------------------------------------

 Amr Abdelmonem................................................      1,725,000        (3)        1.15%
 Stuart Chase Van Wagenen .....................................        170,418        (4)          *
 George M. Calhoun.............................................        971,501        (5)          *
 Tom L. Powers ................................................        320,483        (6)          *
 James Fuentes.................................................             --        (7)          *
 Frank Cesario.................................................        240,953        (8)          *
 All directors and executive officers as a group (6 persons) ..      3,464,355        (9)       2.33

--------------------
* Less than 1%.

(1) As reflected in a Schedule 13D/A dated August 1, 20003. The address for Alexander Finance, L.P. is 1560 Sherman Avenue Evanston, IL 60201. Includes warrant to purchase 4,381,000 shares of common stock.
(2) As reflected in a Schedule 13D/A dated September 19, 2003. The address of Elliott Associates, L.P. is 712 Fifth Avenue, New York, New York 10019 and the address of Elliott International, L.P. is c/o Elliot International Capital Advisors, Inc. 712 Fifth Avenue New York, New York 10019. The number of shares held by Elliott Associates, L.P. includes warrants to purchase 5,619,000 shares of common stock held by its wholly-owned subsidiary Manchester Securities Corporation.
(3) Includes outstanding options to purchase 1,725,000 shares which were exercisable as of October 31, 2003, or within 60 days from such date.
(4) Represents options to purchase shares which were exercisable as of October 31, 2003, or within 60 days from such date. (5) Includes outstanding options to purchase 837,501 shares which were exercisable as of October 31, 2003, or within 60 days from such date.
(6) Includes outstanding options to purchase 318,499 shares which were exercisable as of October 31, 2003, or within 60 days from such date.
(7) Mr. Fuentes became a director in November 2003 and was granted options to purchase shares of common stock, 4,167 of which were exercisable as of October 31, 2003, or within 60 days from such date.
(8) Includes outstanding options to purchase 239,583 shares, which were exercisable as of October 31, 2003, or within 60 days from such date.

(9) Includes outstanding options to purchase 3,390,586 shares, which were exercisable as of October 31, 2003, or within 60 days from such date.

                         MISCELLANEOUS AND OTHER MATTERS

     Solicitation. The cost of this proxy solicitation will be borne by the Company. The regular employees of the Company may solicit proxies in person or by telephone or facsimile. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation.

     Stockholder Proposals for 2004 Annual Meeting. The Company intends to mail next year's proxy statement to our stockholders on or about December 13, 2004. Applicable law requires any stockholder proposal intended to be presented at our 2004 Annual Meeting of Stockholders to be received by us at our executive offices in Mt. Prospect, Illinois on or before July 12, 2004 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting.

     With respect to the Company's 2004 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by October 12, 2004 then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     Other Business. The board of directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the board of directors directs.

                                                    By Order of the Board,




                                                    By: Frank Cesario
                                                    Secretary
Mt. Prospect, Illinois
November 17, 2003

                                                                      APPENDIX A

                            ISCO INTERNATIONAL, INC.

                           2003 EQUITY INCENTIVE PLAN


     SECTION 1. Purpose; Definitions. The purposes of the ISCO International, Inc. 2003 Equity Incentive Plan (the "Plan") are to: (a) enable ISCO International, Inc. (the "Company") and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

     For purposes of the Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

     (a) "Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

     (b) "Award" means a grant of Options, SARs or Restricted Shares pursuant to the provisions of the Plan.

     (c) "Award Agreement" means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

     (d) "Board" means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints a Committee to perform some or all of the Board's administrative functions hereunder pursuant to Section 2, references in the Plan to the "Board" will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

     (e) "Cause" means (i) alcohol abuse or use of controlled drugs (other than in accordance with a physician's prescription); (ii) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (iv) below) to the Company (other than due to a Disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (iii) gross negligence or willful misconduct in the course of employment; (iv) any breach of any obligation to or duty to the Company or any of its Affiliates (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; (v) other conduct involving any type of disloyalty to the Company or any of its Affiliates, including, without limitation, fraud, embezzlement, theft or proven dishonesty; or (vi) conviction of (or the entry of a plea of guilty or nolo contendere to) a misdemeanor involving moral turpitude or a felony. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

     (f) "Change in Control" means, with respect to any entity: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the entity) by stockholders of the entity, in one transaction or a series of related transactions, of more than 50% of the voting power represented by the then outstanding capital stock of the entity to one or more Persons, (ii) the sale of substantially all the assets of the entity (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization), or (iii) the liquidation or dissolution of the entity.

     (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (h) "Committee" means a committee appointed by the Board in accordance with
Section 2 of the Plan.

     (i) "Director" means a member of the Board.

     (j) "Disability" means a condition rendering a Grantee Disabled.

     (k) "Disabled" will have the same meaning as set forth in Section 22(e)(3) of the Code.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the American Stock Exchange or the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The Nasdaq Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (iii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the Fair Market Value will be determined by the Board acting in its discretion, which determination will be conclusive.

     (n) "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (o) "Non-Employee Director" will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee

Director" also be an "outside director" as that term is defined in regulations under Section 162(m) of the Code.

     (p) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

     (q) "Option" means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

     (r) "Participant" means an employee, consultant or Director of the Company or any of its Affiliates to whom an Award is granted.

     (s) "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

     (t) "Restricted Shares" means Shares that are subject to restrictions pursuant to Section 8 hereof.

     (u) "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

     (v) "Share" means a share of the Company's common stock, par value $.001, subject to substitution or adjustment as provided in Section 3(c) hereof.

     (w) "Subsidiary" means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     SECTION 2. Administration. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board's administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

     Any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Exchange Act, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     The Board will have full authority to grant Awards under this Plan. In particular, subject to the terms of the Plan, the Board will have the authority:

     (a) to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

     (b) to determine the type of Award to be granted to any person hereunder;

     (c) to determine the number of Shares, if any, to be covered by each such Award;

     (d) to establish the terms and conditions of each Award Agreement;

     (e) to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

     (f) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant.

     The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

     All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

     SECTION 3. Shares Subject to the Plan.

     (a) Shares Subject to the Plan. The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Options or Restricted Shares under the Plan is 5,038,994 and the Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. No Participant may receive an award of Options or SARs under the Plan with respect to more than 2,000,000 Shares in any calendar year.

     (b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if and to the extent any Restricted Share is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 11(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share is received in satisfaction of the exercise price payable upon exercise of an Option, that Share will become available for grant under the Plan.

     (c) Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments may be made by the Board, in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of Shares subject to outstanding Options or SARs, to the exercise price of outstanding Options or SARs, and to the number, type and issuer of Restricted Shares.

     (d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control of the Company or any of its Affiliates, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Options and SARs held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Shares held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Option held by a Participant affected by the Change in Control in exchange for an option to purchase common stock of any successor corporation, which new option satisfies the requirements of Treas. Reg. ss. 1.425-1(a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option), (iv) cancel any Restricted Shares held by a Participant affected by the Change in Control in exchange for restricted shares of the common stock of any successor corporation, (v) redeem any Restricted Shares held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control; or (vi) cancel any Option or SAR held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to
(A) the number of Shares subject to that Option or SAR, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or SAR; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Board may cancel that Option without any payment of consideration therefor.

     SECTION 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan. Persons who are not employees of the Company or a Subsidiary are not eligible to be granted Incentive Stock Options but are eligible to be granted other types of Awards.

     SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve.

     The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

     (a) Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option will be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any

Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

     (b) Option Term. The term of each Option will be fixed by the Board, but no Incentive Stock Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

     (c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

     (d) Method of Exercise. Subject to the exercisability provisions of Section 5(c), the termination provisions set forth in Section 7 and the applicable Award Agreement, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of previously acquired Shares may be authorized only at the time the Option is granted.

     No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 11(a) hereof.

     (e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

     (f) Termination of Employment. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment.

     (g) Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

     SECTION 6. Stock Appreciation Rights.

     (a) Grant. The grant of an SAR provides the holder the right to receive the appreciation in value of Shares between the date of grant and the date of exercise. SARs may be granted alone ("Stand-Alone SARs") or in conjunction with all or part of any Option ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

     (b) Exercise.

          (i) Tandem SARs. A Tandem SAR or applicable portion thereof will terminate and will no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option will be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates will be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, will no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant will be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, will be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

          (ii) Stand-Alone SARs. A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR will have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant will be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over
(B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted.

     (c) Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

          (i) Term of SAR. Unless otherwise specified in the Award Agreement, the term of a Tandem SAR will be identical to the term of the associated Option, and the term of a Stand-Alone SAR will be ten years.

          (ii) Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant; provided that, unless otherwise specified in the Award Agreement, a Tandem SAR will vest and become exercisable in the same manner and at the same time as the associated Option.

          (iii) Termination of Employment. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of employment.

     SECTION 7. Termination of Service. Unless otherwise specified with respect to a particular Award, Options or SARs granted hereunder will remain exercisable after termination of employment only to the extent specified in this Section 7.

     (a) Termination by Reason of Death. If a Participant's service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

     (b) Termination by Reason of Disability. If a Participant's service with the Company or any Affiliate terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

     (c) Cause. If a Participant's service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and
(ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

     (d) Other Termination. If a Participant's service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 60 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

     SECTION 8. Restricted Shares.

     (a) Issuance. Restricted Shares may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards.

     (b) Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares may, but need not, be zero.

     A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, the Company's stockholders' agreement, if any, or by applicable law:

     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE ISCO INTERNATIONAL, INC. 2003 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN [THE PARTICIPANT] AND ISCO INTERNATIONAL, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL

     OFFICES OF ISCO INTERNATIONAL, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

     Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Shares award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

     (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 will be subject to the following restrictions and conditions:

          (i) During a period commencing with the date of an Award of Restricted Shares and ending at such time or times as specified by the Board (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

          (ii) Except as provided in this Paragraph (ii) or Section 8(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant will have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

          (iii) Subject to the applicable provisions of the Award Agreement, if a Participant's service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant's Restricted Shares which then remain subject to forfeiture will then be forfeited automatically.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period (or if and when the restrictions applicable to Restricted Shares lapse pursuant to Sections 3(d)), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

     SECTION 9. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but, except as otherwise provided in Section 3(d) of the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award, without that Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(c)), or (ii) change the persons or class of persons eligible to receive Awards.

     SECTION 10. Unfunded Status of Plan. The Plan is intended to be "unfunded." With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

     SECTION 11. General Provisions.

     (a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

     All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any person any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     SECTION 12. Effective Date of Plan. The Plan will become effective on the date that it is adopted by the Board; provided, however, that all Options intended to be Incentive Stock Options will automatically be converted into Non-Qualified Stock Options if the Plan is not approved by the Company's stockholders within one year (365 days) of its adoption by the Board in a manner consistent with Treas. Reg. ss. 1.422-5.

     SECTION 13. Term of Plan. The Plan will continue in effect until terminated in accordance with Section 9; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the date of stockholder approval of the Plan (or, if the stockholders approve an amendment that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); but provided further, that Incentive Stock Options granted prior to such 10th anniversary may extend beyond that date.

     SECTION 14. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     SECTION 15. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

     SECTION 16. Board Action. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

     (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time);

     (b) the Company's Bylaws (as the same may be amended and/or restated from time to time); and

     (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

     SECTION 17. Notices. Any notice to be given to the Company pursuant to the provisions of the Plan will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant will be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.

                          ADOPTION AND APPROVAL OF PLAN

                  Date Plan adopted by Board: November 5, 2003

                Date Plan approved by Stockholders: _____________

                    Effective Date of Plan: November 5, 2003

                                                                      APPENDIX B


                             AUDIT COMMITTEE CHARTER
                            ISCO INTERNATIONAL, INC.

                               (November 5, 2003)

Purpose

The Audit Committee (the "Committee") of ISCO International, Inc. (the "Company") shall assist the Board of Directors (the "Board") in monitoring (i) the integrity of the Company's financial statements in compliance with Securities and Exchange Commission (the "SEC") and other regulatory requirements; (ii) the annual independent audit of the Company's financial statements, (iii) the independent auditors independence and qualifications and shall also work to provide (i) effective communication between the Board and the Company's independent public accountants and (ii) support for management's efforts to enhance the quality of the Company's internal control structure.

The Committee does not plan or conduct audits, nor does it determine that the Company's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Company management and the independent auditor.

Composition and Term

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, (ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulation of the Commission , (iii) meet the independence and financial literacy requirements of Rule 121A and 121B(2) of the listing standards of The American Stock Exchange, as modified or supplemented from time to time; provided, that one (but no more than one) member of the Audit Committee may be a non-independent director, provided that the Board determines the appointment of such non-independent director to the Audit Committee is in the best interests of the Corporation and its stockholders, the Board discloses the reasons for that determination in the Corporation's next annual proxy statement, the non-independent director may not serve as Chairman of the Audit Committee, and the non-independent director may not serve on the Audit Committee for more than two years. Current employees or officers, or their immediate family members, however, are not able to serve on the Audit Committee under this exception. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

In addition, at least one member of the Committee will be financially sophisticated as set forth in Rule 121B(2) of the listing standards of The American Stock Exchange, as modified or supplemented from time to time.

The members of the Committee shall be appointed by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Relationship with Independent Accountants

The Company's independent public accountants shall be accountable to the Committee, and the Committee shall have ultimate authority to select, evaluate and replace the Company's independent public accountants. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

Meetings

The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than four times a year. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. Minutes of each meeting reflecting, among other things, all actions taken by the Committee should be recorded by the Secretary to the Committee. The Committee shall report to the Board at the first board meeting following each such Committee meeting.

The Company's independent public accountants shall attend at least one of the Committee's meetings each year. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee shall provide each of management and the independent public accountants with appropriate opportunities to meet privately with the Committee.

Duties and Responsibilities

The duties of the Committee shall include the following:

     o Review the results of the quarterly reviews and year-end audit of the Company, including:

          o The Annual Report on Form 10-K and Quarterly Reports on Form 10-Q to be filed with SEC, the management recommendation letter on accounting procedures and controls prepared by the independent public accountants, and any other material written communications or reports and management's responses concerning such reports.

          o Any material accounting issues identified by management or the independent public accountants;

          o Any transactions between the Company and its officers, directors or 5% shareholders.; and

          o all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by FAS No.90, by auditors with audit committees and any other matters required to be communicated by the independent public accountants to the Committee under generally accepted auditing standards, as amended.

     o Review with management and the independent public accountants such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulators and discuss alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     o Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     o Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     o Ensure that the Company's independent public accountants submit on a periodic, but not less than annual, basis to the Committee a written statement delineating all relationships between the accountants and the Company, and discuss with the accountants any disclosed relationships that may impact the objectivity and independence of the accountants with the objective of ensuring the continuing objectivity and independence of the accountants.

     o Pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Meet annually with counsel when appropriate to review legal and regulatory matters, if any, that could have a material impact on the financial statements.

     o Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     o    Make a periodic, but not less than annual, review of this Charter.

     o    Review the effectiveness of the Committee on an annual basis.

     o Review and approve any transactions between the Corporation and its officers, directors or 5% shareholders which would be reportable in the Corporation's proxy statement.

     o Prepare a report to the stockholders of the Company to be included in the Company's annual proxy statement.

The Committee shall also undertake such additional activities within the scope of its primary function as the Committee from time to time determines. The Committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

                            ISCO INTERNATIONAL, INC.

|X| Please mark your votes as in this example.

1.  Election of Directors:

                                                                         For           Withhold
                                                                       Nominee         Authority
    George M. Calhoun                                                    |_|              |_|

                                                                         FOR            AGAINST          ABSTAIN
2.  Approval of the ISCO International, Inc. 2003 Equity                 |_|              |_|              |_|
    Incentive Plan.
3.  Ratify the Appointment of Grant Thornton LLP as the                  |_|              |_|              |_|
    Company's Independent Auditors.

    In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1, 2 AND 3 IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, AND 3 IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE  _____________________________________________   DATE: ______________

SIGNATURE  _____________________________________________   DATE: ______________

                      (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

|_| Please check this box if you plan to attend the meeting.

PROXY                                                                      PROXY

                            ISCO INTERNATIONAL, INC.
                451 KINGSTON COURT - MT. PROSPECT, ILLINOIS 60056

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         PROXY FOR THE DECEMBER 15, 2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Dr. Amr Abdelmonem and Mr. Frank Cesario and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of common stock held of record by the undersigned on October 24, 2003 at the Annual Meeting of Stockholders of ISCO International, Inc., to be held on December 15, 2003, at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025, beginning at 1:00 p.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED ON THIS PROXY, "FOR" THE PROPOSAL TO APPROVE THE ISCO INTERNATIONAL, INC. 2003 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

     PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                  (Continued and to be signed on reverse side.)